Horizon Kinetics Blockchain Development ETF
Schedule of Investments
March 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 91.3%
Aerospace & Defense — 6.1%
CACI International, Inc. - Class A (a)	535	$158,510

Capital Markerts — 27.6%
Bakkt Holdings, Inc. (a)	69,965	120,340
Galaxy Digital Holdings, Ltd. (a)(b)	30,155	114,974
MarketAxess Holdings, Inc.	305	119,343
OTC Markets Group, Inc.	725	40,962
Tradeweb Markets, Inc.	1,253	99,012
Urbana Corp. (a)(b)	44,882	120,716
WisdomTree Investments, Inc.	17,630	103,312
		718,659
Global Exchanges — 35.5%
ASX, Ltd. (b)	3,085	134,343
Cboe Global Markets, Inc.	1,010	135,582
Deutsche Boerse AG (b)	935	182,290
Japan Exchange Group, Inc. (b)	6,770	102,677
London Stock Exchange Group PLC (b)	1,265	123,064
Singapore Exchange, Ltd. (b)	17,910	126,625
TMX Group, Ltd. (b)	1,207	121,739
		926,320
IT Services — 6.8%
Applied Digital Corp. (a)	14,470	32,413
Digital Garage, Inc. (b)	4,390	143,650
		176,063
Professional Services — 5.5%
Science Applications International Corp.	1,335	143,459

Securities & Commodities Exchanges — 9.8%
CME Group, Inc.	630	120,658
Intercontinental Exchange, Inc.	1,280	133,491
		254,149
TOTAL COMMON STOCKS (Cost $2,398,605)		2,377,160

SHORT TERM INVESTMENTS — 8.6%
Deposit Accounts — 8.6%
U.S. Bank Money Market Deposit Account, 2.15% (c)	225,296	225,296
TOTAL SHORT TERM INVESTMENTS (Cost $225,296)		225,296

TOTAL INVESTMENTS (Cost $2,623,901) — 99.9%		2,602,456
Other assets and liabilities, net — 0.1%		2,161
NET ASSETS — 100.0%		$2,604,617

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security, or represents a foreign issued security.
(c)	The rate shown is the seven-day yield at period end.

	COUNTRY	Percentage of Net Assets
	United States	46.3%
	Japan	9.5%	*
	Canada	9.3%
	Germany	7.0%
	Australia	5.2%
	Singapore	4.9%
	Britain	4.7%
	Cayman Islands	4.4%
	Total Country	91.3%
	SHORT-TERM INVESTMENTS	8.6%
	TOTAL INVESTMENTS	99.9%
	Other assets and liabilities, net	0.1%
	NET ASSETS	100.0%

*	To the extent the Fund invests more heavily in particular countries, its performance will be especially sensitive to developments that significantly affect those countries.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$2,377,160	$-	$-	$2,377,160
Deposit Accounts	225,296	-	-	225,296
Total Investments - Assets	$2,602,456	$-	$-	$2,602,456

* See the Schedule of Investments for industry classifications.